ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

SEMI-ANNUAL REPORT
MAY 31, 1999

ALLIANCE CAPITAL



                                                        ALLIANCE NORTH AMERICAN
LETTER TO SHAREHOLDERS                                  GOVERNMENT INCOME TRUST
_______________________________________________________________________________

July 27, 1999

Dear Shareholder:

We are pleased to report to you on the strategy, performance and outlook for the Alliance North American Government Income Trust (the "Fund") during the six-month period ended May 31, 1999. The Fund is designed for investors who seek high current income, consistent with what we believe to be prudent investment risk, from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, Mexico and Argentina.

INVESTMENT RESULTS
The following table shows how your Fund performed over the six- and twelve-month periods ended May 31, 1999. For comparison, we have included the Lehman Brothers ("LB") Aggregate Bond Index, a standard measure of the performance of the overall U.S. bond market, and the LB Intermediate-Term Government Bond Index, which measures the performance of U.S. bonds in the one- to ten-year maturity range.

We are pleased to report to you that the Fund's Class A shares outperformed both the LB Aggregate Bond Index and the LB Intermediate-Term Government Bond Index for the six- and twelve-month periods ended May 31, 1999. Your Fund's allocation to the emerging markets and Canada helped the Fund outperform the indexes over the six- and twelve-month periods. Additionally, both indexes hold significant weightings of U.S. Treasuries, which underperformed during the period under review.


INVESTMENT RESULTS*
Periods Ended May 31, 1999
                                           TOTAL RETURNS
                                       6 MONTHS      12 MONTHS
                                      -----------    -----------
ALLIANCE NORTH AMERICAN GOVERNMENT
  INCOME TRUST
  Class A                                3.67%          6.57%
  Class B                                3.32%          5.87%
  Class C                                3.32%          5.87%

LEHMAN BROTHERS AGGREGATE BOND
  INDEX                                 -0.76%          4.35%

LEHMAN BROTHERS INTERMEDIATE-TERM
  GOVERNMENT BOND INDEX                 -0.23%          4.98%


* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIODS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE UNMANAGED LEHMAN BROTHERS ("LB") AGGREGATE BOND INDEX IS COMPOSED OF THE LB MORTGAGE-BACKED SECURITIES INDEX, THE LB ASSET-BACKED SECURITIES INDEX AND THE
LB GOVERNMENT/CORPORATE BOND INDEX. THE UNMANAGED
LB INTERMEDIATE-TERM GOVERNMENT BOND INDEX MEASURES PERFORMANCE OF BONDS IN THE ONE- TO TEN-YEAR MATURITY RANGE. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


MARKET OVERVIEW
During the six-month period ended May 31, 1999, financial markets stabilized and recovered from the turmoil experienced in the third quarter of 1998. The combination of the strong U.S. economy and interest rate cuts around the world helped to restore prospects for the global economy. Among the sectors of the U.S. bond market, the high yield sector performed strongly while performance of the U.S. Treasury market lagged. As credit markets stabilized and equity valuations rebounded, investors moved out of the traditional safe-haven of U.S. Treasuries and back into higher yielding asset classes.

During the period, the emerging market debt sector outperformed all sectors of the global bond market. However, despite this strong performance, emerging markets have not fully recovered to the levels prior to the Russian crisis in August of 1998. During the early part of 1999, market focus was on Brazil, and the devaluation of


1


                                                        ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

the Brazilian real in January once again raised the risk premium demanded from this asset class. It was only after needed fiscal policy measures were implemented, and a standby financing package was negotiated with the International Monetary Fund ("IMF"), that the situation stabilized enough to boost investors' confidence that the global economic environment was improving. Throughout the period, evidence grew that economic activity in Asia had bottomed and growth in certain areas had returned. Korea has led the rebound and has regained its investment-grade rating. Commodity prices, viewed as a leading indicator of economic activity, stabilized, and in the case of oil, rebounded sharply, thus providing further emphasis that the global economic outlook has improved. However, stronger-than-expected economic data in the U.S. and easing concerns regarding the global economy prompted the U.S. Federal Reserve to adopt a tightening bias, which subsequently dampened emerging market performance in May.

Over the six-month period ended May 31, 1999, Mexico continued to benefit from its NAFTA affiliation and the long-term convergence of its economy with that of the United States. Mexico's increasing integration with the U.S. continues to provide a stable platform for economic growth. In addition, conservative fiscal policies and a free-floating exchange rate have allowed the economy to recover relatively quickly from external shocks, which have distinguished Mexico from its regional peers.

Argentina's government has acted to maintain credible fiscal policies and ensure that their current account (exports minus imports) deficits do not rise to unsustainable levels. However, the local economy continues to be sluggish and increased competitiveness from Brazil's currency devaluation and upcoming elections have dampened investor sentiment. Argentina, however, continues to comply with IMF targets and continues to support the convertibility regime. (Argentina's "convertibility law" pegs the peso one-to-one with the U.S. dollar.)

In developed government bond markets, all countries posted positive returns during the period, with the exception of the U.S. and Australia. Strong U.S. economic growth and increasing economic stability around the world reduced the safe-haven premium on U.S. government bonds and increased the likelihood that the Federal Reserve would raise interest rates, which subsequently hurt bond performance. Australia suffered as investors moved away from smaller, less liquid markets. Canada posted a modest return as their economy continues to grow supported by consumer spending. Late in the period, a higher-than-expected inflation report as well as further depreciation of the Canadian dollar reduced the chances for a further rate cut.

INVESTMENT MIX
Over the period, we maintained the portfolio's country weighting consistent with the investment objectives of the Fund while securing a high level of current income. The portfolio continued to be invested in Mexican, Argentinean and Canadian debt, as well as U.S. Government obligations.

OUTLOOK
Globally, growth prospects are improving and inflation pressures remain subdued. While the U.S. economy appears to be moderating somewhat from the robust level of the first quarter of 1999, we still estimate that calendar year 1999 growth will be near the 3.9% pace of 1998. We believe the risks remain toward somewhat tighter monetary policy and higher interest rates.

In Europe, although there are signs that a mild recovery is underway, we continue to expect growth to be 1.9% in 1999, down from the 2.6% growth rate of 1998. Increasing global demand, low interest rates and a weak Euro should help improve growth prospects going forward. We believe the European Central Bank will maintain a neutral monetary policy. Japan is also showing signs of stronger economic activity and we expect the 1999 Japanese gross domestic product growth to be 0.3%, an improvement over the 2.9% decline of 1998. The extent to which the Japanese economy rebounds remains a key issue going forward in terms of global growth and interest rate patterns.

Improving global growth and subdued inflation will provide the environment necessary for emerging countries to gradually improve their credit profile. However, in the period ahead, we see divergences developing between countries with constructive reform-oriented policies and countries with less commitment to the reform process. We continue to expect short-term market volatility as investor sentiment shifts with events.


2


                                                        ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

Mexico continues to impress us with sound growth. Integration with the U.S. economy and proactive fiscal policies will continue to provide opportunities in Mexico. For Mexico, we continue to expect 3% gross domestic product growth this year and a one-step credit rating upgrade should current trends remain in place. Lower inflation, sound budgetary position and strong export growth leads us to our positive view on Mexico.

Doubts about Argentina's commitment to its convertibility policy of pegging the Argentine dollar to the U.S. dollar should continue to recede. However, Argentina is mired in a deep recession and has large external funding needs. Although firmly on the cheap side, Argentine bonds will remain under pressure as the market digests additional Argentine issuance against a backdrop of deteriorating economic fundamentals. We believe outperformance will be very difficult for Argentina in the coming period.

Thank you for your continued interest and investment in the Alliance North American Government Income Trust. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.


Sincerely,


John D. Carifa
Chairman


Wayne D. Lyski
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


                                                        ALLIANCE NORTH AMERICAN
INVESTMENT OBJECTIVE AND POLICIES                       GOVERNMENT INCOME TRUST
_______________________________________________________________________________

Alliance North American Government Income Trust is an open-end, non-diversified investment company with an investment objective of seeking the highest level of current income, consistent with what we believe to be prudent investment risk, from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico. The Trust's investment policies provide that the Trust expects to maintain at least 25% of its assets in U.S.-dollar-denominated securities and may invest up to 25% of its total assets in debt securities issued by governmental entities in Argentina.


INVESTMENT RESULTS
_______________________________________________________________________________

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 1999
CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       6.57%          2.04%
Three Years                   13.56%         11.95%
Five Years                     9.05%          8.12%
Since Inception*               8.44%          7.80%
SEC Yield**                    9.18%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       5.87%          3.05%
Three Years                   12.70%         12.44%
Five Years                     8.10%          8.10%
Since Inception* (a)           7.70%          7.70%
SEC Yield**                    8.81%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       5.87%          4.93%
Three Years                   12.70%         12.70%
Five Years                     8.12%          8.12%
Since Inception*               7.01%          7.01%
SEC Yield**                    8.82%


SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (MARCH 31,
1999)
                             CLASS A        CLASS B        CLASS C
                          ------------   ------------   ------------
1 Year                         3.68%          4.59%          6.50%
3 Years                       14.69%         15.10%         15.35%
5 Years                        8.63%          8.63%          8.65%
Since Inception*               8.28%          8.18% (a)      7.56%


The Fund's investment results represent Average Annual Total Returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 3/27/92 Class A and Class B; 5/3/93 Class C.

**   SEC yields are for the 30 days ended May 31, 1999.

(a)  Assumes conversion of Class B shares into Class A shares after six years.


4


PORTFOLIO OF INVESTMENTS                                ALLIANCE NORTH AMERICAN
MAY 31, 1999 (UNAUDITED)                                GOVERNMENT INCOME TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                               AMOUNT
                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
ARGENTINA-26.9%
GOVERNMENT OBLIGATIONS-26.9%
Republic of Argentina
  Supplier-Bocon
  Pre III FRN
  2.88%, 9/01/02                   ARS          153,455  $   125,899,932
  Pro 1 FRN
  2.87%, 4/01/07                                655,622      432,742,756

Total Argentinian Securities
  (cost $587,791,334)                                        558,642,688

CANADA-15.7%
GOVERNMENT/AGENCY OBLIGATIONS-15.7%
Government of Canada
  8.00%, 6/01/27                   CA$           70,000       63,867,989
Province of British
  Columbia
  7.88%, 11/30/23 (a)                            36,000       29,727,013
  8.00%, 9/08/23                                 24,600       20,841,843
  9.00%, 8/23/24                                 25,000       23,436,948
Province of Manitoba
  7.75%, 12/22/25                                60,200       50,483,624
Province of Ontario
  7.75%, 12/08/03                                20,000       14,721,988
Province of Quebec
  9.38%, 1/16/23                                 53,600       50,911,628
Province of Saskatchewan
  9.60%, 2/04/22                                 24,600       24,236,663
Quebec Hydro
  Zero coupon, 8/15/20 (b)                      250,000       46,377,156

Total Canadian Securities
  (cost $291,336,818)                                        324,604,852

MEXICO-25.2%
GOVERNMENT/AGENCY OBLIGATIONS-25.2%
Bankers Acceptances
  Nacional Financiera
  S.N.C. (c)
  16.50%, 12/26/03                 MXP          414,125       12,053,247
  16.95%, 12/24/03                               81,401        2,371,227
  17.50%, 12/11/03                               55,253        1,618,535
  22.00%, 5/20/02 (d)                           580,000       56,978,039
Mexican Treasury Bills (c)
  20.33%, 2/10/00                             1,190,608      104,284,588
  24.60%, 4/13/00                               545,463       46,161,006
  25.73%, 3/09/00                               437,633       37,773,187
  28.73%, 1/13/00                               607,350       54,283,069
  30.75%, 8/12/99                               136,035       13,304,759
  30.75%, 5/11/00                               250,000       20,850,358
  31.12%, 7/08/99                               945,583       94,461,717
  34.51%, 8/05/99                               791,007       77,646,327

Total Mexican Securities
  (cost $609,626,274)                                        521,786,059

UNITED STATES-46.1%
GOVERNMENT OBLIGATIONS-46.1%
U.S. Treasury Bonds
  5.25%, 11/15/28                  US$           35,000       31,653,125
  5.25%, 2/15/29                                210,700      193,185,563
  6.75%, 8/15/26                                 55,000       59,846,875
  8.13%, 8/15/19                                 73,000       89,539,099
  11.75%, 11/15/14                               64,000       92,120,000
  12.38%, 5/15/04                                71,200       91,180,500
  12.50%, 8/15/14                                69,000      102,723,750
  13.75%, 8/15/04                                60,000       81,150,000
  14.00%, 11/15/11                               11,900       17,638,037
U.S. Treasury Notes
  4.75%, 11/15/08                                21,000       19,530,000
  5.50%, 5/15/09                                110,000      108,900,000
  5.63%, 5/15/08                                  3,000        2,967,189
U.S. Treasury Strips
  Zero coupon, 8/15/12                           52,000       23,215,972
  Zero coupon, 5/15/13                           87,000       36,960,558
  Zero coupon, 5/15/14                           13,400        5,346,305
                                                             ------------
                                                             955,956,973


5


                                                        ALLIANCE NORTH AMERICAN
PORTFOLIO OF INVESTMENTS (CONTINUED)                    GOVERNMENT INCOME TRUST
_______________________________________________________________________________


                                              PRINCIPAL
                                               AMOUNT
                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT-0.0%
Brown Brothers
  Harriman & Co.
  4.75%, dated 5/28/99,
  $1,000,528 due 6/01/99,
  (collateralized by $1,071,000
  U.S. Treasury Bill
  5.25%, 5/25/00)                  US$            1,000  $     1,000,000

Total United States
  Securities
  (cost $998,177,046)                                        956,956,973

TOTAL INVESTMENTS-113.9%
  (cost $2,486,931,472)                                    2,361,990,572
Other assets less
  liabilities-(13.9)%                                       (287,766,372)

NET ASSETS-100%                                          $ 2,074,224,200


(a) Securities, or portion thereof, with an aggregate market value of $29,727,013 have been segregated to collateralize forward exchange currency contracts.

(b)  Private Placement, valued at fair value (see Note A.)

(c)  Interest rate represents annualized yield to maturity at purchase date.

(d) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 1999, these securities amounted to $56,978,039 or 2.7% of net assets.

     Glossary:
     FRN - Floating Rate Note.

     See notes to financial statements.


6


STATEMENT OF ASSETS AND LIABILITIES                     ALLIANCE NORTH AMERICAN
MAY 31, 1999 (UNAUDITED)                                GOVERNMENT INCOME TRUST
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $2,486,931,472)    $ 2,361,990,572
  Cash                                                                 394,467
  Interest receivable                                               21,990,799
  Receivable for investment securities sold                         18,239,265
  Receivable for capital stock sold                                  6,306,378
  Unrealized appreciation of forward exchange currency
    contracts                                                        1,004,784
  Other assets                                                         389,775
  Total assets                                                   2,410,316,040

LIABILITIES
  Loan payable                                                     250,000,000
  Payable for investment securities purchased                       67,310,402
  Dividend payable                                                   7,634,015
  Payable for capital stock redeemed                                 3,970,055
  Loan interest payable                                              3,288,647
  Advisory fee payable                                               1,319,930
  Distribution fee payable                                             366,048
  Accrued expenses and other liabilities                             2,202,743
  Total liabilities                                                336,091,840

NET ASSETS                                                     $ 2,074,224,200

COMPOSITION OF NET ASSETS
  Capital stock, at par                                        $       280,368
  Additional paid-in capital                                     2,412,512,856
  Distributions in excess of net investment income                 (42,412,763)
  Accumulated net realized loss on investments and foreign
    currency transactions                                         (172,799,316)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                   (123,356,945)
                                                               $ 2,074,224,200

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($593,217,932/80,383,604 shares of capital stock
    issued and outstanding)                                              $7.38
  Sales Charge--4.25% of public offering price                            0.33
  Maximum offering price                                                 $7.71

  CLASS B SHARES
  Net asset value and offering price per share
    ($1,213,895,150/163,918,486 shares of capital stock
    issued and outstanding)                                              $7.41

  CLASS C SHARES
  Net asset value and offering price per share
    ($267,111,118/36,065,962 shares of capital stock
    issued and outstanding)                                              $7.41


See notes to financial statements.


7


STATEMENT OF OPERATIONS                                 ALLIANCE NORTH AMERICAN
SIX MONTHS ENDED MAY 31, 1999 (UNAUDITED)               GOVERNMENT INCOME TRUST
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes withheld
    of $90,143)                                                  $ 150,125,015

EXPENSES
  Advisory fee                                 $   7,837,346
  Distribution fee - Class A                         938,148
  Distribution fee - Class B                       6,328,558
  Distribution fee - Class C                       1,355,162
  Custodian                                        1,698,976
  Transfer agency                                  1,672,350
  Printing                                           187,350
  Registration                                       121,468
  Administrative                                      73,036
  Audit and legal                                     64,654
  Directors' fees                                     18,068
  Miscellaneous                                       32,881
  Total expenses before interest                  20,327,997
  Interest expense                                 7,292,849
  Total expenses                                                    27,620,846
  Net investment income                                            122,504,169

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment
    transactions                                                    19,640,137
  Net realized loss on foreign currency
    transactions                                                   (60,962,607)
  Net change in unrealized appreciation
    (depreciation) of:
    Investments                                                    (13,425,095)
    Foreign currency denominated assets
      and liabilities                                                4,027,366
  Net loss on investments                                          (50,720,199)

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $  71,783,970


See notes to financial statements.


8


                                                        ALLIANCE NORTH AMERICAN
STATEMENT OF CHANGES IN NET ASSETS                      GOVERNMENT INCOME TRUST
_______________________________________________________________________________

                                            SIX MONTHS ENDED     YEAR ENDED
                                              MAY 31, 1999       NOVEMBER 30,
                                               (UNAUDITED)          1998
                                            ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                      $   122,504,169   $   245,862,749
  Net realized gain (loss) on investments
    and foreign currency transactions            (41,322,470)       20,178,723
  Net change in unrealized depreciation
    of investments and foreign currency
    denominated assets and liabilities            (9,397,729)     (130,364,332)
  Net increase in net assets from
    operations                                    71,783,970       135,677,140

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                                      (40,350,980)      (74,201,378)
    Class B                                      (75,515,347)     (141,961,151)
    Class C                                      (16,185,040)      (29,700,220)
  Distributions in excess of net
    investment income
    Class A                                               -0-       (5,401,762)
    Class B                                               -0-      (10,316,188)
    Class C                                               -0-       (2,143,419)
  Tax return of captial
    Class A                                               -0-       (2,554,780)
    Class B                                               -0-       (4,887,773)
    Class C                                               -0-       (1,022,589)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                       (182,167,375)      279,531,511
  Total increase (decrease)                     (242,434,772)      143,019,391

NET ASSETS
  Beginning of year                            2,316,658,972     2,173,639,581
  End of period                               $2,074,224,200    $2,316,658,972


See notes to financial statements.


9


STATEMENT OF CASH FLOWS                                 ALLIANCE NORTH AMERICAN
SIX MONTHS ENDED MAY 31, 1999 (UNAUDITED)               GOVERNMENT INCOME TRUST
_______________________________________________________________________________

INCREASE (DECREASE) IN CASH FROM:
OPERATING ACTIVITIES:
  Interest received                          $    53,360,323
  Interest paid                                   (7,600,274)
  Operating expenses paid                        (20,507,192)
  Net increase in cash from operating
    activities                                                 $    25,252,857

INVESTING ACTIVITIES:
  Proceeds from sale of short-term
    portfolio investments, net                   360,006,745
  Purchases of long-term portfolio
    investments                               (1,588,187,236)
  Proceeds from disposition of long-term
    portfolio investments                      1,525,673,988
  Net increase in cash from investing
    activities                                                     297,493,497

FINANCING ACTIVITIES*:
  Redemptions of capital stock, net             (183,220,363)
  Cash dividends paid                           (132,218,233)
  Net decrease in cash from financing
    activities                                                    (315,438,596)
  Effect of exchange rate on cash                                   (7,002,217)
  Net increase in cash                                                 305,541
  Cash at beginning of year                                             88,926
  Cash at end of period                                        $       394,467
_______________________________________________________________________________

RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET INCREASE IN CASH FROM
OPERATING ACTIVITIES:
  Net increase in net assets from
    operations                                                 $    71,783,970

ADJUSTMENTS:
  Decrease in interest receivable            $     1,800,712
  Net realized gain on investment
    transactions                                 (19,640,137)
  Net change in unrealized depreciation            9,397,729
  Accretion of bond discount                     (98,565,404)
  Increase in accrued expenses and other
    liabilities                                     (486,620)
  Net realized loss on foreign currency
    transactions                                  60,962,607
                                                                   (46,531,113)
  Net increase in cash from operating
    activities                                                 $    25,252,857


* Non-cash financing activities not included herein consist of reinvestment of dividends.

     See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS                           ALLIANCE NORTH AMERICAN
MAY 31, 1999 (UNAUDITED)                                GOVERNMENT INCOME TRUST
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance North American Government Income Trust, Inc. (the "Fund") was incorporated in the State of Maryland on February 3, 1992 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains or losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of foreign securities and forward exchange currency contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


11


                                                        ALLIANCE NORTH AMERICAN
NOTES TO FINANCIAL STATEMENTS (CONTINUED)               GOVERNMENT INCOME TRUST
_______________________________________________________________________________

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Based on the operations of the fund as of the semi-annual date, and its distribution policy, the fund may have a tax return of capital at year end. At this time, the amount of this tax return of capital is not estimable.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .65 of 1% of the average adjusted daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid the Adviser $73,036 representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 1999.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,102,382 for the six months ended May 31, 1999.

For the six months ended May 31, 1999, the Fund's expenses were reduced by $83,690 under an expense offset arrangement with Alliance Fund Services.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $132,000 from the sale of Class A shares and $759,052 and $57,409 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended May 31, 1999.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $35,383,245 and $4,944,131 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


12


                                                        ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $169,001,175 and $241,875,870, respectively, for the six months ended May 31, 1999. There were purchases of $1,349,823,541 and sales of $1,290,258,896 of U.S. government and government agency obligations for the six months ended May 31, 1999.

At May 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $41,848,336 and gross unrealized depreciation of investments was $166,789,236 resulting in net unrealized depreciation of $124,940,900 excluding foreign currency transactions. At November 30, 1998 the Fund had a capital loss carryforward totaling $110,500,652, of which $71,003,543 expires in the year 2003, and $39,497,109 expires in the year 2004.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure of the Fund in that particular currency contract.

At May 31, 1999, the Fund had outstanding forward exchange currency contracts, as follows:


                                                 U.S. $
                                 CONTRACT       VALUE ON           U.S. $
                                  AMOUNT      ORIGINATION         CURRENT          UNREALIZED
                                   (000)          DATE             VALUE          APPRECIATION
                                 --------     ------------      ------------      ------------
FORWARD EXCHANGE CURRENCY
SALE CONTRACTS
Argentine Peso,
  settling 11/22/99               20,490      $ 20,000,000      $ 19,860,906       $   139,094
Canadian Dollars,
  settling 6/10/99                90,125        62,069,562        61,203,872           865,690
                                                                                   -----------
                                                                                   $ 1,004,784


NOTE E: BANK BORROWING
The Fund entered into a Revolving Credit Agreement with Deutsche Bank AG, New York Branch on June 4, 1998. The maximum credit available under the credit facility is $250,000,000 and requires no collateralization. The loan outstanding, under the Credit Agreement for the six months ended May 31, 1999 was $250,000,000 with a related weighted average interest rate at period end of 5.50% and a weighted average annualized interest rate of 5.57%. The $250,000,000 balance will mature on September 9, 1999. Interest payments on current borrowings are based on the European Euro margin plus the applica-


13




                                                        ALLIANCE NORTH AMERICAN
NOTES TO FINANCIAL STATEMENTS (CONTINUED)               GOVERNMENT INCOME TRUST
_______________________________________________________________________________

ble European Euro rate. The Fund is also obligated to pay Deutsche Bank AG, New York Branch a facility fee computed at the rate of .10% per annum on the daily amount of the total commitment as in effect.


NOTE F: CAPITAL STOCK
There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B, and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     MAY 31, 1999   NOVEMBER 30,  MAY 31, 1999    NOVEMBER 30,
                      (UNAUDITED)       1998       (UNAUDITED)        1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           14,029,507    40,930,531   $ 118,106,235   $ 325,348,092
Shares issued in
  reinvestment of
  dividends            1,629,805     3,181,255      12,335,751      24,821,621
Shares converted
  from Class B         1,995,926     7,799,684       3,745,318      59,480,464
Shares redeemed      (34,771,935)  (18,195,141)   (261,611,097)   (139,838,724)
Net increase
  (decrease)         (17,116,697)   33,716,329   $(127,423,793)  $ 269,811,453

CLASS B
Shares sold           14,743,689    40,837,786   $ 111,979,414   $ 320,851,480
Shares issued in
  reinvestment of
  dividends            2,800,505     5,700,319      21,257,362      44,452,518
Shares converted
  to Class A          (1,987,845)   (7,799,684)     (3,745,318)    (59,480,464)
Shares redeemed      (22,573,595)  (39,600,299)   (182,645,819)   (305,507,405)
Net increase
  (decrease)          (7,017,246)     (861,878)  $ (53,154,361)  $     316,129

CLASS C
Shares sold            6,837,744    11,845,488   $  51,612,088   $  93,169,906
Shares issued in
  reinvestment of
  dividends              691,203     1,368,044       5,248,126      10,660,900
Shares redeemed       (7,745,634)  (12,263,001)    (58,449,435)    (94,426,877)
Net increase
  (decrease)            (216,687)      950,531   $  (1,589,221)  $   9,403,929


NOTE G: LITIGATION
On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Original Complaint") was filed against the Fund, Alliance and certain other defendants affiliated with Alliance alleging violations of federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. On September 26, 1996, the United States District Court for the Southern District of New York granted the defendants' motion to dismiss all counts of the Original Complaint. On October 29, 1997, the United States Court of Appeals for the Second Circuit affirmed that decision.

On October 29, 1996 plaintiffs filed a motion for leave to file an amended complaint. The principal allegations of the amended complaint are that (i) the Fund failed to hedge against currency risk despite representations that it would do so, (ii) the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities, and (iii) two advertisements used by the Fund misrepresented the risks of investing in the Fund. On October 15, 1998, the United States Court of Appeals for the Second Circuit issued an order granting plaintiffs' motion to file an amended complaint alleging that the Fund misrepresented its ability to hedge against currency risk and denying plaintiffs' motion to file an amended


14


                                                        ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

complaint alleging that the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and that certain advertisements used by the Fund misrepresented the risks of investing in the Fund.

The Fund and Alliance believe that the allegations in the amended complaint are without merit and intend to defend vigorously against this action.


NOTE H: CONCENTRATION OF RISK
Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government. The Fund may invest in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


15




                                                        ALLIANCE NORTH AMERICAN
FINANCIAL HIGHLIGHTS                                    GOVERNMENT INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS A
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                            YEAR ENDED NOVEMBER 30,
                                           MAY 31, 1999    ---------------------------------------------------------------
                                            (UNAUDITED)        1998         1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 7.59         $ 8.02       $ 8.01       $ 6.75       $ 8.13       $10.35

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .45(a)         .87(a)      1.03(a)      1.09(a)      1.18(a)      1.02
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.18)          (.33)        (.05)        1.14        (1.59)       (2.12)
Net increase (decrease) in net asset
  value from operations                          .27            .54          .98         2.23         (.41)       (1.10)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.48)          (.87)        (.97)        (.75)          -0-        (.91)
Distributions in excess of net
  investment income                               -0-          (.07)          -0-          -0-          -0-          -0-
Tax return of capital                             -0-          (.03)          -0-        (.22)        (.97)        (.21)
Total dividends and distributions               (.48)          (.97)        (.97)        (.97)        (.97)       (1.12)
Net asset value, end of period                $ 7.38         $ 7.59       $ 8.02       $ 8.01       $ 6.75       $ 8.13

TOTAL RETURN
Total investment return based on net
  asset value (b)                               3.67%          7.14%       12.85%       35.22%       (3.59)%     (11.32)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $593,218       $740,066     $511,749     $385,784     $252,608     $303,538
Ratio of expenses to average net assets         2.06%(c)       2.04%        2.15%        2.34%        2.62%        1.70%
Ratio of expenses to average net assets
  excluding interest expense (d)                1.38%(c)       1.36%        1.38%        1.41%        1.51%        1.37%
Ratio of net investment income to
  average net assets                           11.85%(c)      11.17%       12.78%       14.82%       18.09%       11.22%
Portfolio turnover rate                          157%           175%         118%         166%         180%         131%



16


SEE FOOTNOTE SUMMARY ON PAGE 18.


                                                        ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS B
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                          YEAR ENDED NOVEMBER 30,
                                           MAY 31, 1999    ---------------------------------------------------------------
                                            (UNAUDITED)       1998         1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 7.61         $ 8.02       $ 8.01       $ 6.75       $ 8.13       $10.35

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .42(a)         .81(a)       .98(a)      1.04(a)      1.13(a)       .96
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.17)          (.32)        (.07)        1.12        (1.61)       (2.13)
Net increase (decrease) in net asset
  value from operations                          .25            .49          .91         2.16         (.48)       (1.17)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)          (.81)        (.90)        (.69)          -0-        (.84)
Distributions in excess of net
  investment income                               -0-          (.06)          -0-          -0-          -0-          -0-
Tax return of capital                             -0-          (.03)          -0-        (.21)        (.90)        (.21)
Total dividends and distributions               (.45)          (.90)        (.90)        (.90)        (.90)       (1.05)
Net asset value, end of period                $ 7.41         $ 7.61       $ 8.02       $ 8.01       $ 6.75       $ 8.13

TOTAL RETURN
Total investment return based on net
  asset value (b)                               3.32%          6.46%       11.88%       33.96%       (4.63)%     (11.89)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $1,213,895     $1,300,519   $1,378,407   $1,329,719   $1,123,074   $1,639,602
Ratio of expenses to average net assets         2.76%(c)       2.75%        2.86%        3.05%        3.33%        2.41%
Ratio of expenses to average net assets
  excluding interest expense (d)                2.09%(c)       2.07%        2.09%        2.12%        2.22%        2.07%
Ratio of net investment income to
  average net assets                           11.12%(c)      10.44%       12.15%       14.20%       17.31%       10.53%
Portfolio turnover rate                          157%           175%         118%         166%         180%         131%


See footnote summary on page 18.


17


                                                        ALLIANCE NORTH AMERICAN
FINANCIAL HIGHLIGHTS (CONTINUED)                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS C
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                          YEAR ENDED NOVEMBER 30,
                                           MAY 31, 1999    ---------------------------------------------------------------
                                            (UNAUDITED)       1998         1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 7.61         $ 8.02       $ 8.01       $ 6.75       $ 8.13       $10.34

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .42(a)         .82(a)       .98(a)      1.05(a)      1.13(a)       .96
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.17)          (.33)        (.07)        1.11        (1.61)       (2.12)
Net increase (decrease) in net asset
  value from operations                          .25            .49          .91         2.16         (.48)       (1.16)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)          (.82)        (.90)        (.69)          -0-        (.84)
Distributions in excess of net
  investment income                               -0-          (.05)          -0-          -0-          -0-          -0-
Tax return of capital                             -0-          (.03)          -0-        (.21)        (.90)        (.21)
Total dividends and distributions               (.45)          (.90)        (.90)        (.90)        (.90)       (1.05)
Net asset value, end of period                $ 7.41         $ 7.61       $ 8.02       $ 8.01       $ 6.75       $ 8.13

TOTAL RETURN
Total investment return based on net
  asset value (b)                               3.32%          6.46%       11.88%       33.96%       (4.63)%     (11.89)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $267,111       $276,073     $283,483     $250,676     $219,009     $369,714
Ratio of expenses to average net assets         2.75%(c)       2.74%        2.85%        3.04%        3.33%        2.39%
Ratio of expenses to average net assets
  excluding interest expense (d)                2.08%(c)       2.06%        2.08%        2.12%        2.21%        2.06%
Ratio of net investment income to
  average net assets                           11.14%(c)      10.45%       12.14%       14.22%       17.32%       10.46%
Portfolio turnover rate                          157%           175%         118%         166%         180%         131%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized

(d)  Net of interest expense of .67%, .68%, .77%, .93%, 1.11% and .33%, respectively, on loan agreement. (See Note E).


18


                                                        ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


19


ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

NAGSR 599